Segment Reporting	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment Reporting

Note 11 – Segment Reporting

The Chief Executive Officer or Interim CEO (“CEO”) is the chief operating decision maker (“CODM”) who reviews financial information on a consolidated basis for purposes of allocating resources and evaluating financial performance. Accordingly, we determined we operate in a single reporting segment – developing products that use mRNA genetic biomarkers to potentially assess the occurrence of inflammation, and, as a result, inflammation related chronic diseases. Within this segment, our products will be sold into the Medical markets.

The CEO assesses performance and decides how to allocate resources primarily based on consolidated net income, which is reported on our Consolidated Statements of Operations. Total assets on the Consolidated Balance Sheets represent our segment assets.